-------------------------------------------------------------------------------





                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                            USLIFE Income Fund, Inc.
        .................................................................
                (Name of Registrant as Specified in Its Charter)

                           Ernest Horejsi Trust No. 1B
        .................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:

     ............................................................

     (2) Aggregate number of securities to which transaction applies:

     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     .......................................................

     (4) Proposed maximum aggregate value of transaction:

     .......................................................

     (5)  Total fee paid:

     .......................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          .......................................................

          (2) Form, Schedule or Registration Statement No.:

          .......................................................

          (3) Filing Party:

          .......................................................

          (4) Date Filed:

          .......................................................

                                 STEWART HOREJSI
                               200 SOUTH SANTA FE
                              SALINA, KANSAS 67401


Dear Fellow Shareholder:

     I am writing this letter on behalf of the ERNEST HOREJSI TRUST NO. 1B (the "Trust"), the largest shareholder of the USLIFE Income Fund, Inc. (the "Fund"), owning more than 20% of the Fund's stock.

     The Fund has called a special meeting of shareholders for the purpose of electing five (5) directors to fill recently created vacancies on the Fund's Board of Directors. The special meeting is scheduled to be held on Wednesday, January 23, 2002, at 10:00 a.m. local time, in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019. The reasons the Fund's Board of Directors called the special meeting are set forth in the Fund's notice of meeting and information statement which you should have received along with this proxy statement.

     We are seeking your support in electing our nominees, Alfred G. Aldridge, Jr., Richard I. Barr, Susan Ciciora, Joel W. Looney and Stephen C. Miller, to the Fund's Board of Directors. As indicated in the Fund's information statement, the Fund's Board of Directors will not nominate directors or solicit proxies in opposition to our proposed nominees.

     Only the Trust is soliciting proxies in connection with the election of directors at the special meeting and, as a result, in order to be represented at the meeting shareholders must return a proxy card (by mail, telephone, fax or via the Internet) or attend the meeting in person. A postage paid return envelope is enclosed for your convenience.

     Shareholders of record may also vote their shares by calling a toll free telephone number (1-877-816-0835), by faxing a completed and signed proxy card (both front and back sides) to the Fund's proxy solicitor (1-212-440-9009) or via the Internet at http://proxy.georgeson.com. The telephone and Internet voting procedures are designed to authenticate your vote and to confirm that your voting instructions are followed. Specific instructions for shareholders of record who wish to use telephone, fax or Internet voting procedures are also set forth on the enclosed proxy card.

     Please vote "FOR" the Proposal to elect our nominees as directors of the Fund and return your proxy card now, by mail, by telephone, by fax or via the Internet. If you have any questions or need assistance in voting your shares, please contact MacKenzie Partners, Inc., who is assisting us in the solicitation, toll-free at (800) 322-2885.

                                                Sincerely yours,


                                                STEWART R. HOREJSI

                                 PROXY STATEMENT
                                  IN RESPECT OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                            USLIFE INCOME FUND, INC.
                         To be held on January 23, 2002


         This proxy statement, and the enclosed proxy card, are being furnished to holders of common stock, $1.00 par value, of USLIFE Income Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by The ERNEST HOREJSI TRUST NO. 1B (the "Trust"), the Fund's largest shareholder, for use at the Special Meeting of the Fund's shareholders scheduled to be held on January 23, 2002, at 10:00 a.m. local time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, the Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019. This proxy statement and the proxy card will first be sent to Fund shareholders on or about December 14, 2001.

         The only proposal scheduled to be voted on at the Meeting is the election of five (5) directors of the Fund to hold office until their successors are elected and qualified. The Trust is soliciting your proxy in support of the election of its nominees to the Fund's Board of Directors (the "Board"). As indicated in the Fund's information statement, the Fund's Board of Directors will not nominate directors or solicit proxies in opposition to the Trust's proposed nominees.

         The proposal scheduled to be voted upon at the Meeting is included in the Trust's proxy card. Because only the Trust is soliciting proxies in connection with the election of directors at the Meeting, shareholders must return a proxy card (by mail, telephone, fax or via the Internet) or attend the Meeting in person in order to be represented at the Meeting. The individuals named as proxies on the enclosed proxy card will vote in accordance with a shareholder's directions as indicated thereon if such shareholder's proxy card is returned properly executed. If a properly executed proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Trust's nominees.

         Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the Meeting of which the Trust is not aware as of the date of this proxy statement and matters incident to the conduct of the Meeting, which discretionary authority will be exercised in accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.

         Your vote at the Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly. Alternatively, shareholders of record may vote by telephone, by fax or via the Internet by following the instructions on the enclosed proxy card.

         The Fund's Board is divided into three classes of directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years, after the applicable election. Five members of the Fund's eight-member Board have resigned from their positions as directors. The Trust proposes Alfred G. Aldridge, Jr., Richard I. Barr, Susan Ciciora, Joel W. Looney and Stephen C. Miller as the directors to be elected at the Meeting to fill these vacancies. Proxy cards that are properly signed, dated and returned will be voted in a manner consistent with this proposal. The Trust and Boulder Investment Advisors, LLC have signed a mutual release of claims with each of the Fund's directors (including the five directors who have resigned), which release will terminate if the Trust's nominees are not elected or if the current directors do not resign after the election of the Trust's nominees.

Voting and Quorum

         Only shareholders of record on December 10, 2001 will be entitled to vote at the Meeting. According to information contained in the Fund's information statement, there were 5,663,892 shares of common stock issued and outstanding as of December 10, 2001. Holders of record on December 10, 2001 will be entitled to cast one vote on each matter for each share of common stock held. Shares of common stock do not have cumulative voting rights. The proposal relating to the election of directors requires the affirmative vote of a majority of the votes cast at the Meeting, provided that a quorum is present.

         A quorum for the transaction of business is constituted by the presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for the proposal in favor of such an adjournment.

         Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and shares with respect to which the broker does not have discretionary voting authority. Under Maryland law, abstentions and broker non-votes are counted as shares present for purposes of determining whether a quorum is present, but are not counted as votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on a proposal, including any adjournment.

Revocation of Proxies

         You may revoke your proxy at any time prior to the voting of your proxy at the Meeting by giving written notice to the Fund, by executing and delivering a later dated proxy, or by revoting through the Internet or by telephone, or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

         There is no limit on the number of times that you may revoke your proxy prior to the Meeting. Only the latest dated, properly signed proxy will be counted.

                                  THE NOMINEES

     Proxy cards which are signed, dated and returned will be voted in accordance with the shareholder's instructions, and, if no instructions are included, will be voted in favor of the election of Alfred G. Aldridge, Richard
I. Barr, Susan Ciciora, Joel W. Looney and Stephen C. Miller as directors of the Fund for the respective terms set forth in the tables below. Messrs. Aldridge, Barr, Looney and Miller and Ms. Ciciora have furnished the Trust with the following information concerning their employment history and certain other matters:

Disinterested Director Nominees

-------------------------------------------------------------------------------
                                                                      Expiration
                           Business Experience During                of Term if
                           the Last Five Years and Other             Elected as
Name, Address and Age      Directorships                              Director
-------------------------------------------------------------------------------

Alfred G. Aldridge, Jr.    Sales Manager of Shamrock Foods Company         2004
6831 E. Presidio Road      since 1982; Director of Boulder Total
Scottsdale, Arizona 85254  Return fund, Inc. and Fiesta Bowl, Tempe,
Age:  63                   Arizona; retired Brigadier General,
                           California Air National Guard.
-------------------------------------------------------------------------------

Richard I. Barr            Manager of Advantage Sales and Marketing,       2004
2502 E. Solano Drive       Inc. (sales and marketing for manufacturing
Phoenix, Arizona 85016     companies) since 1982; Director of Boulder
Age:  63                   Total Return Fund, Inc.
-------------------------------------------------------------------------------

Joel W. Looney             Partner of Financial Management Group, LLC      2003
506 S. Cherry St.          (financial planning services for individuals
Lindsborg, Kansas 67456    and businesses) since July 1999; Vice President
Age: 39                    and Chief Financial Officer of Bethany College
                           from June 1995 to June 1999; Director of Boulder
                           Total Return Fund, Inc.
-------------------------------------------------------------------------------

Nominees Who May Be Deemed "Interested Directors"

         Each of Mr. Miller and Ms. Ciciora may be deemed to be an "interested director" within the meaning of the Investment Company Act of 1940, as amended, by virtue of their relationships with the Trust, which holds more than 5% of the Fund's shares, as discussed below under "Information Concerning the Trust."

-------------------------------------------------------------------------------
                                                                     Expiration
                           Business Experience During                of Term if
                           the Last Five Years and Other             Elected as
Name, Address and Age      Directorships                              Director
-------------------------------------------------------------------------------

Susan Ciciora              Owner of Superior Interiors (interior design    2003
2911 Oakbrook Hills Road   for custom homes) since 1995; Corporate
Oak Brook, Illinois 60523  Secretary of Ciciora Custom Builders, LLC
Age: 37                    (custom homebuilder) since 1995; Loan Specialist
                           at Brown Welding Supply, LLC (welding supplies
                           and home finance)from 1988 to 1993; Trustee of
                           the Trust and certain related trusts.
-------------------------------------------------------------------------------

Stephen C. Miller          President and Chairman of the Board of Boulder  2002
1680 38th St., Suite 800   Total Return Fund, Inc. since 1999; President
Boulder, Colorado  80301   and General Counsel of Boulder Investment
Age:  49                   Advisers, L.L.C. since 1999; President of Fund
                           Administrative Services, LLC (administrator for
                           registered investment company) since 1999;
                           Of Counsel to the law firm of Krassa, Madsen &
                           Miller since 1991; President and General Counsel
                           of Horejsi, Inc. (holding company for welding
                           supplies business and other Horejsi family
                           businesses) from 1996 until that company was
                           liquidated in 1999, and General Counsel of
                           Brown Welding Supply, LLC from 1996 until that
                           company was sold in 1999.
-------------------------------------------------------------------------------

         Each of the Trust's nominees is a United States citizen. Each of the nominees listed above has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected. None of such nominees has ever been an officer, employee, director, general partner or shareholder of the Variable Annuity Life Insurance Company, the Fund's current investment advisor ("VALIC"), or an affiliate thereof, nor has any of such nominees had any other material direct or indirect interest in such investment advisor or any of its affiliates.

         None of the Trust's nominees has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, although the Trust and its nominees understand that the Fund pays certain fees to its directors. According to the Fund's information statement, each director of the Fund receives an annual retainer of $2,000, $1,000 for each Board meeting attended in person and $500 for each Board meeting conducted by telephone.

         Messrs. Aldridge, Barr and Looney beneficially own shares of the Fund as set forth below under "Beneficial Ownership of Common Stock" in this proxy statement. Mr. Miller and Ms. Ciciora disclaim beneficial ownership of all shares of the Fund that they may be deemed to beneficially own as a result of their respective relationships with the Trust, which relationships are described below under "Information Concerning the Trust." Exhibit 1 to this proxy statement sets forth the date of each purchase and the number of shares purchased by Messrs. Aldridge, Barr and Looney during the last two years. The aggregate value of the shares of the Fund owned by each of Messrs. Aldridge, Barr and Looney is less than $10,000.


                        INFORMATION CONCERNING THE TRUST

     As of the December 10, 2001 record date, the Trust held 1,166,400 shares of common stock, representing approximately 20.59% of the outstanding shares of the Fund. Exhibit 1 to this proxy statement sets forth the date of each purchase and the number of shares purchased by the Trust during the last two years.

     The Trust is an irrevocable grantor trust that was organized under the laws of Kansas for the benefit of Ernest Horejsi's issue. The three trustees of the Trust are Badlands Trust Company ("Badlands"), Ms. Ciciora and Mr. Larry Dunlap. Mr. Dunlap is a director of Badlands and is a trustee of several trusts of which various Horejsi family members are beneficiaries. The Trust is domiciled in South Dakota and its business address is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. Stewart Horejsi is Ernest Horejsi's son (and, as a result, a beneficiary of the Trust) and serves from time to time as an investment consultant to the Trust. Ms. Ciciora is Stewart Horejsi's daughter and is a trustee of several trusts of which she and other Horejsi family members are beneficiaries.

     The trustees of the Trust may be deemed to control the Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Trust. Accordingly, Badlands, Ms. Ciciora, and Mr. Dunlap disclaim beneficial ownership of the shares of common stock beneficially owned, directly or indirectly, by the Trust.

     Badlands is a South Dakota corporation organized to act as a private trust company to administer the Trust as well as other related trusts. The directors of Badlands are Mr. Dunlap, Mr. Miller, Robert Ciciora, who is the
brother-in-law of Ms. Ciciora, Gail G. Gubbells and Marty Jans. The executive officers of Badlands are Ms. Gubbells, President, Mr. Jans, Secretary, and Mr. Miller, Vice President and Assistant Secretary. Badlands is wholly owned by the Stewart R. Horejsi Trust No. 2, an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The trustees of the Stewart R. Horejsi Trust No. 2 are Badlands, Mr. Ciciora and Robert H. Kastner.

     The Trust is part of a group of entities that successfully took control of another closed-end fund, Preferred Income Management Fund (now Boulder Total Return Fund, Inc.) in January 1999.

     The Trust recently solicited proxies in opposition to the Fund's proposal that shareholders approve a new investment advisory contract between the Fund and VALIC, the Fund's current investment adviser. At the Fund's annual meeting on October 30, 2001, the proposal to approve the contract with VALIC was defeated by shareholders, by a vote of approximately 44.54% opposed to the proposal (69.73% of those voting) to approximately 19.33% in favor of the proposal (30.27% of those voting). As a result of the shareholders' decision, the existing advisory contract with VALIC will terminate.

     If the Trust's nominees are elected to the Board, the Trust intends to propose that Boulder Investment Advisers, L.L.C., the current adviser to the Boulder Total Return Fund, be appointed as investment adviser to the Fund. Stewart Horejsi, an investment consultant to the Trust, is also the portfolio manager for Boulder Investment Advisers. Shareholders will have the opportunity to vote on any new investment advisory contract with Boulder Investment Advisers or any other adviser selected by the Board, and no vote is being solicited in connection with the Fund's investment adviser at this time.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of shares of common stock of the Fund by the Trust and the Trust's nominees for director as of December 10, 2001. Based on information contained in the Fund's most recent information statement, none of the current executive officers and directors of the Fund own any shares of the Fund. In addition, no shareholder other than the Trust has made filings with the SEC disclosing beneficial ownership of more than 5% of the Fund's outstanding shares of common stock.

                                 Position with         Common Stock
Name and Address                   the Fund        Beneficially Owned    Percent

The Ernest Horejsi Trust No. 1B
P.O. Box 801                          ---            1,166,400 shares     20.59%
614 Broadway
Yankton, South Dakota 57078


Alfred G. Aldridge, Jr.*              Nominee               50 shares       ***


Richard I. Barr*                      Nominee              100 shares       ***


Susan Ciciora*                        Nominee              --- **           ---


Joel W. Looney*                       Nominee              100 shares       ***


Stephen C. Miller*                    Nominee              --- **           ---

-------
* The nominees' respective addresses are set forth in the tables under the section entitled "Nominees."
** Excludes shares owned by the Trust. Ms. Ciciora is a trustee of the Trust and also one of the beneficiaries of the Trust. Mr. Miller is an officer and a director of Badlands, which is also a trustee of the Trust. However, because two of the Trust's trustees are required in order for the Trust to vote or exercise dispositive authority with respect to shares owned by the Trust, Ms. Ciciora and Mr. Miller each disclaim beneficial ownership of such shares.
***  Less than 1.0%

                              SHAREHOLDER PROPOSALS

         According to the Fund's most recent proxy statement, shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2002 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by May 28, 2002. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than August 11, 2002. The foregoing information is based upon the information provided in the Fund's most recent proxy statement and the Trust cannot confirm the accuracy or completeness of the information or advise shareholders as to whether this information may change.


                                THE SOLICITATION

         Proxies will be solicited by mail, telephone, fax, telegram, in person or by other means. The nominees and certain officers, directors or employees of entities related to the Trust may solicit proxies. In addition, the Trust has retained MacKenzie Partners, Inc. to assist and provide advisory services in connection with the solicitation for which it will be paid a fee not exceeding $5,000 and will be reimbursed for reasonable out-of-pocket expenses. The Trust will indemnify MacKenzie Partners, Inc. against certain liabilities and expenses in connection with this proxy solicitation, including liabilities under the federal securities laws. MacKenzie Partners, Inc. has advised the Trust that approximately 25 of MacKenzie's employees will provide assistance in connection with the proxy solicitation.

         Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward this proxy statement and the accompanying proxy card to the beneficial owner of shares of common stock for whom they hold of record and the Trust will reimburse them for their reasonable out-of-pocket expenses.

         The expenses related to this proxy solicitation will be borne by the Trust. The Trust estimates that the total amount of expenses to be incurred by it in this proxy solicitation will be approximately $75,000. Expenses to date have been approximately $25,000. The Trust does not intend to seek reimbursement from the Fund for expenses incurred in connection with the solicitation of proxies for the election of its nominees as directors.

         If you have any questions concerning this proxy solicitation or the procedures to be followed to execute and deliver a proxy, please contact MacKenzie Partners, Inc. at:

                         Call Toll-Free: (800) 322-2885


Dated:  December 11, 2001

                                                                     Exhibit 1

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
               WITHIN THE PAST TWO YEARS BY THE TRUST AND NOMINEES

         Except as disclosed in this proxy statement, neither the Trust nor its nominees for election to the Board of Directors of the Fund has, or had, any interest, direct or indirect, by security holdings or otherwise, in the Fund. The following table sets forth certain information with respect to direct purchases and dispositions of shares of common stock by the Trust and its nominees. Neither Ms. Ciciora nor Mr. Miller currently owns any shares of common stock of the Fund and each disclaims beneficial ownership of any shares which she or he may be deemed to beneficially own as a result of his or her relationship with the Trust and its related entities. Neither the Trust nor any of its nominees for election to the Board of Directors of the Fund has sold any shares of common stock of the Fund in the last two years.

ERNEST HOREJSI TRUST NO. 1B
------------------------------------------------------------------------------

Date           Number of Shares Purchased
11/08/99                  9400
11/11/99                  7100
11/18/99                  7400
11/19/99                  900
11/30/99                  6400
12/08/99                  4800
12/09/99                  8100
12/10/99                  1500
12/13/99                  5300
12/14/99                  4200
12/15/99                  1600
12/16/99                  18100
12/17/99                  6100
12/20/99                  3900
12/21/99                  1700
12/22/99                  5600
12/23/99                  3100
12/27/99                  6100
12/28/99                  5500
12/29/99                  9600
1/04/00                   7200
1/05/00                   2900
1/06/00                   11100
1/07/00                   12300
1/10/00                   9700
1/11/00                   10000
1/12/00                   4300
1/21/00                   900
1/31/00                   4500
2/02/00                   800
2/03/00                   2000
2/04/00                   1700
2/10/00                   300
2/14/00                   1900
2/15/00                   5800
2/16/00                   200
2/18/00                   11500
2/22/00                   12600
2/23/00                   11200
2/25/00                   4000
2/29/00                   3000
3/01/00                   800
3/13/00                   4200
3/14/00                   9800
3/15/00                   9300
3/16/00                   2000
3/17/00                   9300
3/20/00                   2000
3/21/00                   11100
3/24/00                   22000
3/28/00                   1400
3/30/00                   4900
3/31/00                   12000
4/06/00                   15500
4/10/00                   6000
5/16/00                   2800
5/18/00                   4200
5/19/00                   3500
5/24/00                   8000
6/26/00                   10700
7/11/00                   3700
7/14/00                   3500
7/19/00                   3000
7/25/00                   6000
7/26/00                   8900
7/27/00                   1500
7/31/00                   1700
8/04/00                   1200
8/7/00                    1100
8/8/00                    700
8/14/00                   3000
8/16/00                   1000
8/18/00                   3500
8/21/00                   4000
8/24/00                   3000
9/16/00                   700
9/07/00                   500
9/8/00                    2700
9/11/00                   1900
9/12/00                   3800
9/13/00                   4400
9/14/00                   5000
9/18/00                   10000
9/20/00                   10500
9/21/00                   30200
9/22/00                   5100
9/25/00                   4900
9/26/00                   1400
9/27/00                   13700
9/29/00                   8900
10/02/00                  3700
10/03/00                  14800
10/04/00                  1000
10/05/00                  6000
10/06/00                  1000
10/09/00                  500
10/11/00                  800
10/12/00                  2100
10/13/00                  1000
10/17/00                  2200
10/18/00                  2600
10/19/00                  2900
10/20/00                  13000
10/27/00                  1000
10/30/00                  3100
10/31/00                  2200
11/01/00                  100
11/03/00                  500
11/06/00                  900
11/07/00                  1600
11/08/00                  600
11/10/00                  800
11/13/00                  600
11/14/00                  1100
11/15/00                  500
11/17/00                  1000
12/05/00                  9800
12/06/00                  4500
12/07/00                  200
12/08/00                  13500
12/11/00                  7000
12/12/00                  6000
12/13/00                  700
12/14/00                  15200
12/15/00                  1700
12/18/00                  20000
1/02/01                   900
1/23/01                   15000
1/31/01                   5000
3/27/01                   7000
5/08/01                   300
5/11/01                   3500
5/25/01                   4000
6/12/01                   100
6/15/01                   5000
6/29/01                   3000
7/11/01                   500
7/16/01                   1300
7/19/01                   3400
7/20/01                   3600
7/23/01                   400
7/24/01                   100
7/25/01                   400
7/26/01                   1000
7/27/01                   19800
7/30/01                   11400
10/01/01                  7500
10/23/01                  4000
10/24/01                  2200
10/26/01                  4100
10/30/01                  1000
10/31/01                  1000


         The funds used by the Trust to purchase the above-listed shares were provided by the Trust's cash on hand, from intertrust advances from related trusts, and from margin borrowings under a cash management account maintained by the Trust with Merrill Lynch, Pierce, Fenner & Smith Incorporated, which margin loans aggregated $25,875,217.00 as of December 10, 2001.

ALFRED G. ALDRIDGE, JR.
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Date           Number of Shares Purchased

9/26/01                  50
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RICHARD I. BARR
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Date           Number of Shares Purchased

9/26/01                  50
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JOEL W. LOONEY
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Date           Number of Shares Purchased

10/1/01                  100
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

         If you have any questions concerning this proxy statement or need help voting your shares, please call:

                                     [Logo]

                                156 Fifth Avenue
                            New York, New York 10010
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885

                                      PROXY
                                   APPENDIX 1

                                   PROXY CARD

           THIS PROXY IS SOLICITED BY THE ERNEST HOREJSI TRUST NO. 1B

                     Proxy for the January 23, 2002 Special
               Meeting of Shareholders of USLIFE Income Fund, Inc.

The undersigned holder of shares of common stock of USLIFE Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stewart R. Horejsi, Stephen
C. Miller and Nicole Murphey, and each of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of common stock that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019, on Wednesday, January 23, 2002 at 10:00 a.m., local time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the proxy statement of the Trust and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                     THIS PROXY IS CONTINUED ON THE REVERSE.

      Please Sign and Date Your Proxy Card on the Reverse and Return Today.

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


                                      PROXY

Important: Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "For" the Proposal below.

Proposal: Election of the following five nominees as Directors: Alfred G. Aldridge, Jr., Richard I. Barr, Susan Ciciora, Joel W. Looney and Stephen C. Miller

                   [ ] FOR                    [ ] WITHHOLD

             You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.

             The Trust recommends that the shareholders vote FOR the Proposal.

                      Signature(s) _______________ Date ___________
                      Title (if applicable) __________________________
                      Important: Please sign exactly as appears hereon or on the proxy card previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                      Please Sign, Date and Return this Proxy Card Promptly.
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


Instructions for Voting Your Proxy

Shareholders of record of USLIFE Income Fund, Inc. have four alternative ways of voting their proxies:

o        By Telephone (using a touch-tone telephone)
o        By Fax (using facsimile)
o        Through the Internet (using a browser)
o        By Mail (using the enclosed envelope)

Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

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TELEPHONE VOTING
-------------------------------------------------------------------------------

Available only until 5:00 p.m., Eastern Standard time, on January 22, 2002.

o On a touch tone telephone, call Toll Free 1-877-816-0835, 24 hours a day, 7 days a week o You will be asked to enter ONLY the Control Number shown below o Have your proxy card ready, then follow these instructions o Your vote will be confirmed and cast as you directed

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FAX VOTING
-------------------------------------------------------------------------------

o Simply fax your completed and signed proxy card (both front and back sides) to 1-212-440-9009

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INTERNET VOTING
-------------------------------------------------------------------------------

Available only until 5:00 p.m., Eastern Standard time, on January 22, 2002.

o Visit the Internet voting Website at http//proxy.georgeson.com o Enter the Company Number and Control Number shown below and follow the instructions on your screen o You will incur only your usual Internet charges

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VOTING BY MAIL
-------------------------------------------------------------------------------

o Simply sign and date your proxy card and return it in the postage-paid envelope

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         COMPANY NUMBER                     CONTROL NUMBER
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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE